UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 11, 2021. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore	163,831,951	67,274,748	1,964,121	47,511,118
Gilbert F. Casellas	217,477,619	13,593,743	1,999,458	47,511,118
Robert M. Falzon	225,598,994	5,610,479	1,861,347	47,511,118
Martina Hund-Mejean	227,113,216	4,222,745	1,743,859	47,511,118
Wendy E. Jones	229,519,064	1,778,487	1,773,269	47,511,118
Karl J. Krapek	217,443,362	13,611,710	2,015,748	47,511,118
Peter R. Lighte	227,035,343	4,105,549	1,929,928	47,511,118
Charles F. Lowrey	210,942,901	19,630,807	2,497,112	47,511,118
George Paz	228,685,841	2,444,533	1,940,446	47,511,118
Sandra Pianalto	227,198,102	4,134,336	1,738,382	47,511,118
Christine A. Poon	209,911,820	21,341,045	1,817,955	47,511,118
Douglas A. Scovanner	228,190,332	2,756,753	2,123,735	47,511,118
Michael A. Todman	223,890,308	7,304,669	1,875,843	47,511,118

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved based upon the following votes:

Votes for approval: 266,747,211

Votes against: 12,316,133

Abstentions: 1,518,594

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 211,949,327

Votes against: 18,275,677

Abstentions: 2,845,816

Broker non-votes: 47,511,118

4. The proposal to approve the Prudential Financial, Inc. 2021 Omnibus Incentive Plan was approved based upon the following votes:

Votes for approval: 217,087,463

Votes against: 13,893,175

Abstentions: 2,090,182

Broker non-votes: 47,511,118

5. The shareholder proposal regarding an independent Board Chairman was not approved based on the following votes:

Votes for approval: 87,979,798

Votes against: 142,787,080

Abstentions: 2,303,942

Broker non-votes: 47,511,118

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice
President and Corporate Secretary